EXHIBIT 10.8

THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, HYPOTHECATED, GIVEN, BEQUEATHED, TRANSFERRED, ASSIGNED PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF (“TRANSFERRED”) EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER THE ACT, AND APPLICABLE STATE SECURITIES LAW, PROVIDED THAT AN OPINION OF COUNSEL IS FURNISHED TO THE COMPANY, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

GZ6G TECHNOLOGIES CORP.

PROMISSORY NOTE

Principal Amount: $100,000	Dated: 1 June, 2022

FOR VALUE RECEIVED, the undersigned, GZ6G Technologies Corp. (GZ6G), a Nevada corporation (herein called the “Company”), hereby promises to pay to William Coleman Smith, CEO of GZ6G (the “Holder”), the amount set forth above (the “Principal”), when due, whether upon the Maturity Date (as defined below), acceleration or otherwise (in each case in accordance with the terms hereof).

WHEREAS, The Company was in need of making payroll and Mr. Smith deposited the amount set forth in this Note in the business account of GZ6G, from his own personal account on the 1st day of June 2022.

WHEREAS, there shall be 1% simple interest per annum accruing on this Note.

WHEREAS, GZ6G agrees to pay said amount to Holder as soon as it has proceeds from a funder deposited into its business account.

WHEREAS, GZ6G and Holder have agreed to enter into this Promissory Note pursuant to the terms and conditions set forth below:

1. Loan. The Company hereby acknowledges and agrees that the Company is indebted to the Holder in the Principal amount owed hereunder.

2. Interest. The Note shall bear 1% simple interest per annum.

3. Repayment. (a) The entire Principal amount shall be due and payable within five days of funding coming into the GZ6G business account.

4. Non-circumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

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5. Waiver. To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

6. Governing Law, Jurisdiction; Severability; Jury Trial. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder.

The Company has caused this Note to be duly executed on the date first written above.

GZ6G TECHNOLOGIES, CORP.

By:
William Coleman Smith, CEO

Holder, William Coleman Smith, agrees to and accepts the terms of this Note:

By:

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